UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2008

JAVA DETOUR, INC.
(Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization) 1550 Bryant Street, Suite 500 San Francisco, CA (Address of principal executive offices)	000-52357 (Commission File Number)	20-5968895 (I.R.S. Employer Identification Number) 94103 (Zip Code)

Registrant’s telephone number, including area code: (415) 241-8020

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Principal Operating Officer and President

On April 24, 2008, Java Detour, Inc. (the “Company”), through its wholly-owned subsidiary JDCO, Inc. (“JDCO”), entered into a separation agreement and general release (the “Separation Agreement”) with Steven Binninger in connection with his resignation as Chief Operating Officer and President of the Company, JDCO and Java Detour Franchising Corp., a wholly-owned subsidiary of JDCO (“Java Franchise”), effective immediately as of April 24, 2008. Prior to his resignation, Mr. Binninger was on a personal leave of absence which began on November 20, 2007 and continued through the date of his resignation. Mr. Binninger’s resignation was for personal reasons and was not due to any disagreement with the Company, JDCO or Java Franchise. Mr. Binninger will continue to serve as a director of the Company, JDCO and Java Franchise. A copy of the Separation Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Appointment of New Principal Operating Officer

On April 24, 2008, JDCO entered into Amendment No. 1 to Employment Agreement (“Amendment No. 1”) with Ronald Sands, 42, the Company’s Chief Financial Officer and Secretary and a current director, pursuant to which Mr. Sands was appointed as Chief Operating Officer of the Company. In connection therewith, the Company also appointed Mr. Sands Chief Operating Officer of JDCO and Java Franchise. The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

There are no family relationships between Mr. Sands and any of the directors or executive officers of the Company or any of its subsidiaries. There have been no transactions between Mr. Sands and the Company or any of its subsidiaries that is required to be reported pursuant to Item 404(a) of Regulation S-K.

Other than the changes in titles, there are no changes in the compensation or other information previously reported by the Company regarding Mr. Sands. Further information regarding Mr. Sands, his business experience and arrangements with the Company are herbey incorporated by reference from the sections entitled “Item 9. Directors, Executive Officers, Promoters and Control Persons and Corporate Governance; Compliance with Section 16(A) of the Exchange Act” and “Item 10. Executive Compensation - Employment Agreements” of the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on April 15, 2008.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1*	Separation Agreement and General Release dated April 24, 208 by and between Steven Binninger and JDCO, Inc.
10.2
Employment Agreement dated November 27, 2006 by and between Ronald Sands and JDCO, Inc. (incorporated by reference to Exhibit 10.6 to the Company’s Form 10-SB filed with the Securities and Exchange Commission on December 8, 2006)

10.3*	Amendment No. 1 to Employment Agreement dated April 24, 2008 by and between Ronald Sands and JDCO, Inc.
______
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAVA DETOUR, INC.

Date: April 25, 2008	By:	/s/ Michael Binninger
Name: Michael Binninger
Title: Chief Executive Officer